UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2012

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania		16148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-981-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2012, F.N.B. Corporation entered into a Release Agreement with Robert J. McCarthy, Jr., former Chief Executive Officer of Parkvale Financial Corporation under the previously disclosed terms of his Employment Agreement, adjusted to reflect actual bonus and salary amounts used to calculate the severance amount payable, and subject to the requirements and restrictions therein, Mr. McCarthy is entitled to receive certain severance payments totaling $2,196,062.80, in 2012. The foregoing description of the Release Agreement is qualified in its entirety by reference to the Release Agreement which is incorporated by reference and attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Release Agreement dated January 31, 2012 between Robert J. McCarthy, Jr., F.N.B. Corporation and First National Bank of Pennsylvania

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

February 6, 2012	By:	Vincent J. Calabrese

Name: Vincent J. Calabrese
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Release Agreement dated January 31, 2012 between Robert J. McCarthy, Jr., F.N.B. Corporation and First National Bank of Pennsylvania